UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.   )

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Silicon Storage Technology, Inc.

(Name of Registrant as Specified in its Charter)

Microchip Technology Incorporated

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Filed by Microchip Technology Incorporated
Pursuant to Rule 14a-12
of the Securities Exchange Act of 1934
Subject Company: Silicon Storage Technology, Inc.
Commission File No.: 000-26944

On February 3, 2010, Microchip Technology Incorporated posted the following materials on their website, www.microchip.com, in connection with their proposed acquisition of Silicon Storage Technology, Inc.

A Leading Provider of
Microcontroller and Analog Products
MICROCHIP

©February 2010
Silicon Storage Technology Acquisition
February 3, 2010

2
SST Acquisition/February 2010
SST Overview
● Global leader in embedded Flash technology
 and licensing
● Other businesses include
 ➢ Serial/Parallel/Specialty Flash Memory
 ➢ 8051 Microcontrollers and NAND Controllers
 ➢ NAND Drives
 ➢ WiFi Power Amplifiers and Low Noise Amplifiers
● Headquartered in Sunnyvale, CA
 ➢ 574 employees worldwide
● ~$180M cash and liquid trading securities on
 balance sheet
 ➢ No debt

3
SST Acquisition/February 2010
Compelling Strategic Rationale
● Proprietary SuperFlash® technology is a critical
 building block technology for advanced
 microcontrollers
 ➢ Licensed by most major foundries and microcontroller
 OEM’s
 ➢ Secures critical embedded flash technology for our core
 microcontroller business
 ➢ Enables earlier access to advanced technologies
 ➢ Enables ability to customize technology variants that give us an advantage over competing technologies
● Adds strong patent portfolio to Microchip IP
 portfolio
 ➢ >360 patents granted; >180 patents pending
● Adds 8051 microcontrollers and NAND
 controllers to our portfolio

4
SST Acquisition/February 2010
Financial Reporting Plan
● Licensing, 8051 microcontrollers and NAND controller
 will be consolidated into Microchip’s financial reporting
 for continuing operations
 ➢ Continue investing in Superflash technology, consistent with enabling our technology needs and growing the licensing business
● Plan to rationalize Serial/Parallel/Specialty Flash
 businesses consistent with:
 ➢ Supporting and growing the licensing business
 ➢ Emulating Microchip’s high margin serial EEPROM business model
 ➢ Will be treated as an asset held for sale until rationalizing is completed
● Plan to divest NAND Drive and WiFi Amplifier
 businesses
 ➢ Will be assets held for sale

5
SST Acquisition/February 2010
Transaction Summary
● Transaction value of $275M
 ➢ $95M net of SST’s cash and liquid trading
 securities
● Expect excellent blended non-GAAP
 operating margins after divestitures
● Expect transaction to be accretive on a
 non-GAAP basis in the first full quarter
● Expect transaction to close in CQ210

©February 2010
Forward-Looking Statements
The foregoing slides contain statements regarding our plans for SST's technology and business units, expected Non-GAAP operatingx margins and the transaction being accretive on a Non-GAAP basis.  Such statements are forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements involve risks and uncertainties that could cause actual results to differ materially, including, but not limited to: the actual timing of the closing of the SST acquisition, the satisfaction of the conditions to closing in the SST acquisition agreement, any termination of the SST acquisition agreement, changes in demand or market acceptance of SST’s products and technology and the products and technology needs of its customers, changes in demand or market acceptance of our products and the products of our customers; competitive developments including changes in microcontroller technologies; the costs and outcome of any current or future tax audit or any litigation involving our or SST’s intellectual property, customers or other issues; disruptions due to natural disasters, terrorist activity, armed conflict, war, worldwide oil prices and supply, public health concerns or disruptions in the transportation system; and general economic, industry or political conditions in the
United States or internationally. For a detailed discussion of these and other risk factors, please refer to the filings of Microchip on Forms
10-K and 10-Q. You can obtain copies of Microchip’s Forms 10-K and 10-Q and other relevant documents for free at Microchip’s Web site (www.microchip.com) or the SEC's Web site (www.sec.gov) or from commercial document retrieval services.  Stockholders are cautioned not to place undue reliance on our forward-looking statements, which speak only as of the date such statements are made.
Microchip undertakes no obligation to publicly update any forward-looking statements to reflect events, circumstances or new information after the February 3, 2010 date of these slides or to reflect the occurrence of unanticipated events.

Thank You!
www.microchip.com

©February 2010
Additional Information and Where to Find It
 In connection with the proposed merger, SST will file a proxy statement and other related documents with the Securities and Exchange
Commission, or the SEC.  INVESTORS AND SHAREHOLDERS ARE ADVISED TO READ THESE DOCUMENTS WHEN THEY
BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.  Investors and shareholders may obtain a free copy of these documents (when available) and other documents filed by SST at the SEC's web site at www.sec.gov and at the Investor section of their website at www.SST.com.  The proxy statement and such other documents may also be obtained for free from SST by directing such request to Silicon Storage Technology, Inc., Attention:  Ricky Gradwohl, 1020 Kifer Road, Sunnyvale, California 94086,
Telephone: (408) 735-9110.
Microchip, SST and their directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of SST in connection with the Merger.  Information regarding the special interests of these directors and executive officers in the transaction will be included in the proxy statement described above.  Additional information regarding the directors and executive officers of Microchip is also included in Microchip's proxy statement for its 2009 Annual Meeting of Stockholders, which was filed with the
SEC on July 10, 2009.  Additional information regarding the directors and executive officers of SST is also included in SST’s proxy statement for its 2009 Annual Meeting of Shareholders, which was filed with the SEC on April 30, 2009.  These documents are available free of charge at the SEC's web site at www.sec.gov and as described on the previous slide.

Thank You!
www.microchip.com